Other assets	12 Months Ended
Dec. 31, 2018
Other Assets [Abstract]
Other assets
Other assets

The following table provides the components of other assets presented on the consolidated balance sheet.

Other assets	Dec. 31,
(in millions)	2018	2017
Corporate/bank-owned life insurance	$4,937	$4,857
Accounts receivable	3,692	4,590
Fails to deliver	2,274	2,817
Software	1,652	1,499
Prepaid pension assets	1,357	1,416
Renewable energy investments	1,264	1,368
Income taxes receivable	1,125	1,533
Equity in a joint venture and other investments	1,064	1,083
Qualified affordable housing project investments	999	1,014
Federal Reserve Bank stock	484	477
Prepaid expense	385	395
Fair value of hedging derivatives	289	323
Seed capital	224	288
Other (a)	1,552	1,369
Total other assets	$21,298	$23,029

(a)	At Dec. 31, 2018 and Dec. 31, 2017, other assets include $111 million and $82 million, respectively, of Federal Home Loan Bank stock, at cost.
Qualified affordable housing project investments

We invest in affordable housing projects primarily to satisfy the Company’s requirements under the Community Reinvestment Act. Our total investment in qualified affordable housing projects totaled $1.0 billion at Dec. 31, 2018 and $1.0 billion at Dec. 31, 2017. Commitments to fund future investments in qualified affordable housing projects totaled $479 million at Dec. 31, 2018 and $486 million at Dec. 31, 2017 and are recorded in other liabilities. A summary of the commitments to fund future investments is as follows: 2019 – $201 million; 2020 – $108 million; 2021 – $122 million; 2022 – $29 million; 2023 – $1 million; and 2024 and thereafter – $18 million.

Tax credits and other tax benefits recognized were $163 million in 2018, $156 million in 2017 and $155 million in 2016.

Amortization expense included in the provision for income taxes was $136 million in 2018, $153 million in 2017 and $115 million in 2016.

Investments valued using net asset value per share

In our Investment Management business, we manage investment assets, including equities, fixed income, money market and multi-asset and alternative investment funds for institutions and other investors. As part of that activity, we make seed capital investments in certain funds. We also hold private equity investments, specifically SBICs, which are compliant with the Volcker Rule, and certain other corporate investments. Seed capital, private equity and other corporate investments are included in other assets on the consolidated balance sheet. The fair value of these investments was estimated using the net asset value (“NAV”) per share for BNY Mellon’s ownership interest in the funds.

The table below presents information on our investments valued using NAV.

Other assets valued using NAV
	Dec. 31, 2018				Dec. 31, 2017
(dollars in millions)	Fair value	Unfunded commitments	Redemption frequency	Redemption notice period	Fair value	Unfunded commitments	Redemption frequency	Redemption notice period
Seed capital	$54	$—	Daily-quarterly	1-90 days	$40	$1	Daily-quarterly	1-90 days
Private equity investments (SBICs) (a)	74	41	N/A	N/A	55	42	N/A	N/A
Other (b)	87	—	Daily-quarterly	1-95 days	59	—	Daily-quarterly	1-95 days
Total	$215	$41			$154	$43

(a)
Private equity investments include Volcker Rule-compliant investments in SBICs that invest in various sectors of the economy. Private equity investments do not have redemption rights. Distributions from such investments will be received as the underlying investments in the private equity investments, which have a life of 10 years, are liquidated.

(b)	Primarily relates to investments in funds that relate to deferred compensation arrangements with employees.